As filed with the U.S. Securities and Exchange Commission on June 7, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

BRAMSHILL INCOME
PERFORMANCE FUND

INSTITUTIONAL CLASS (BRMSX)

ANNUAL REPORT TO SHAREHOLDERS
MARCH 31, 2018

TABLE OF CONTENTS
ANNUAL LETTER	1
PERFORMANCE SUMMARY	8
EXPENSE EXAMPLE	9
ALLOCATION OF PORTFOLIO HOLDINGS	10
SCHEDULE OF INVESTMENTS	11
STATEMENT OF ASSETS AND LIABILITIES	15
STATEMENT OF OPERATIONS	16
STATEMENTS OF CHANGES IN NET ASSETS	17
FINANCIAL HIGHLIGHTS	18
NOTES TO FINANCIAL STATEMENTS	19
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
ADDITIONAL INFORMATION	31
TRUSTEES AND OFFICERS INFORMATION	32
PRIVACY NOTICE	34

Bramshill Income Performance Fund Investor Annual Letter

As we complete the second year of performance for the Bramshill Income Performance Fund (BRMSX), the Bramshill Investment team is encouraged by its ability to tactically employ its  fixed income strategy in a volatile environment for investing.  Below, Bramshill has provided a synopsis of the investment landscape for US fixed income during the past four quarters.

2nd Quarter 2017
The hallmark of our strategy is to analyze the risk/reward of our investments where the reward potential of such investments is heavily skewed in our favor and the probability of loss is minimal. When assessing the risk/reward potential of our five U.S. fixed income asset classes in 2Q17, we see many risks of principal losses as most sectors are expensive. In 2Q17, the U.S. Bloomberg Barclays High Yield index yielded approximately 5.6%. Much of the U.S. high yield market was call price constrained and combined with the recent duration extension of that market, we believed U.S. high yield was generally unattractive. With  high quality municipal bonds yielding approximately 2.5% (per Bloomberg Barclays US Municipal Index), we believed there was too much duration risk to warrant an allocation for such a paltry income potential. Combine all of this with a 10-year US Treasury yielding 2.3% at that time and a Federal Reserve that was on the move to raise rates and shift the balance sheet. Municipal yields would have had to rise approximately 200 bps with a clearer view on tax reform for us to see a solid total return opportunities in that market. Long duration preferred securities were also unattractive, with most long duration preferreds yielding approximately 5.75%, according the ICE BofAML Perpetual Preferred Securities Index (POP0). We believed an investor had to incur significant duration risk in perpetual structures, and yields in those markets were not compensating investors for such risks. We saw very little value in generic index levels and our interest rate risk tolerance was very low.

Positioning the portfolio for higher interest rates and higher inflation is just one spoke on the wheel of our investment process. In 2Q17, this positioning was carrying a larger weight in our analysis than in previous years as we saw both an opportunity and a risk to pricing. The direction of interest rates and the Federal Reserve balance sheet reduction, in our opinion, were intertwined and we viewed both as paramount factors determining fixed income performance in the near term. Corporate earnings, growth both domestically and globally, and inflation, were the core ingredients impacting the Federal Reserve policies and the direction of interest rates. Corporate bond spreads were the lowest in years.

A core focus of our strategy is risk management. Avoiding losses and significant drawdowns is just as important as seeking a positive total return. Our positioning for higher interest rates and our exposure to some cyclical sectors led to a slight drawdown for 2Q17. These two exposures remained in our portfolio into 3Q17 as we did not alter our views. There were  two thematic portfolio adjustments which took place in 2Q17: the continued reduction of positions with significant duration; and a reallocation of such proceeds to floating rate structures.

During 2Q17, we exited three core credit positions which had performed well and reached target prices where we felt the risk/ reward was not in our favor any longer. These positions were long corporate bond positions in Legg Mason, Marriott, and Lennar. Although these names continue to have solid credit metrics, the sales in our portfolio allowed us to shorten our duration and provided capital to reinvest in floating-rate securities where we perceive a much better total return potential. Subsequently, we added to our allocation in fixed to floating rate preferred securities. These investments included high quality credits such as Viacom, Citigroup, American Express, CIT Group, Morgan Stanley, Hartford Life, Ally Bank and Prudential Life. Most of the structures we purchased have fixed coupons for a short period of time (1 year to 5 years), and then their coupons float at LIBOR +350 to +450 with some coupons starting to reset next year. Current yields on these names range from 4.75% to 5.75%. With LIBOR currently fixed at approximately 1.25% in 2Q17 (and poised to likely move higher), once these securities reset at +350 to +450 they will have attractive yield characteristics. Most of the senior floating rate debt in these capital structures trades +80 to +100 bps over LIBOR. When comparing relative value in 30 year ma-turities of these credits, the spread between senior fixed rate debt and fixed rate preferreds was approximately 150 bps. Therefore, preferreds which reset at LIBOR +350 to +450 were significantly undervalued relative to senior paper. Our view here was that this was an opportunity to collect an attractive fixed rate coupon combined with the total return potential from principal gains upon spreads tightening. Conversely, if rates stayed low or moved lower and there were no principal gains then we were still very comfortable receiving approximately 5% fixed rate coupons in short-dated securities of high quality credits. Our allocation to these structures represented approximately 35% of our portfolio in 2Q17. Given the floating rate nature of our portfolio and a 1.3 year duration of the portfolio at that time, we antic-ipated generating more income on our portfolio in a rising rate environment.

Given our view on interest rates, we initiated an interest-rate hedge for a portion of our portfolio. In 2Q17, we allocated to Proshare UltraShort 20+ Year Treasury (TBT) which is a highly liquid inverse ETF on interest rates.  This position was initiated to insulate our portfolio against a sharp upward move in interest-rates.

3rd Quarter 2017
In 3Q17, we maintained our constructive economic and macro views.  We also believed historic low levels of interest rates were unsustainable. Central banks were buying trillions of debt since 2009 and drove down government bond yields. Global investors have been compelled to allocate capital into other asset classes which, in turn, drove yields to extremely low levels for municipal debt, corporate bonds, high-yield debt, and other spread products. As a result of a combination of an expected increase in supply of sovereign debt and a reduction in unison of central bank bond purchases, we continued to see a poor risk-reward set up in the  low yield and lofty price environment for most fixed income asset classes. The probability of loss was much higher than what was reflected in the markets.

In the third quarter, the Bramshill Income Performance Fund returned approximately +1.18%.  Throughout the quarter we shortened our duration as we took profits on some of our remaining longer duration securities. For perspective, the Bloomberg Barclays US Aggregate Index ended the quarter with a 5.96 year duration and the Bramshill Income Performance Fund’s portfolio ended the quarter with a duration of 0.94 years.  We added to our floating-rate allocation.  Specifically, we purchased additional fixed to float preferreds. New purchases in the quarter included Valley National Bank Preferred and Two Harbors preferred securities.  Although we shortened the duration on the portfolio, we increased the yield on the portfolio. At the end of 3Q17, the yield to worst on the portfolio was approximately 4.32%.  Overall for the 3rd quarter, the portfolio had very little turnover as our views and positioning remained relatively consistent.

In 3Q17, we positioned our portfolio to  produce positive returns as interest rates moved higher. Our largest allocation remained in fixed-to-float preferred securities within the financial sector. We believe the credit quality of names such as Citigroup, JPMorgan, Morgan Stanley and American Express was at the highest level since the credit crisis. We believed the favorable economic environment should benefit the financial sector as business activity expands and interest rates rose.

Another allocation of note was our cyclical exposure to oil and gas credits such as Hess Corp, Western Gas Partners, WPX Energy, Kinder Morgan Inc. and Southwestern Energy. We allocated to these names in both convertible preferreds and the senior debt of these issuers. In 2Q17, we experienced a drawdown in this allocation only to see a rebound in 3Q17. These credits and securities are less interest-rate sensitive and benefit significantly from higher growth and higher commodity prices.

4th Quarter 2017
There are two specific events which occurred in the 4th quarter of 2017 which shaped our view that there would be a material rise in global interest rates. First, in late 2017, both the Federal Reserve and the European Central Bank provided clarity on the pathway of their respective reduction of bond purchases.  Combined for 2018, these two central banks laid out a plan which equated to approximately $1 trillion of fewer bond purchases. Second, the U.S. passed transformative new tax legislation which would encourage business investment, increase future capital expenditures, and reduce corporate taxes. With this new tax policy, many forecasters saw a significant increase in the US government deficit which would require additional issuance of U.S. Treasuries.  In 4Q17, consensus forecasts for US government issuance of $1 trillion for 2018, and as much as $10 trillion over the next 10 years.  Bramshill believed these two events, combined with an improving economic backdrop, should lead to wage growth and higher inflation. In turn, we expect a material increase in interest rates and pricing pressure across fixed income. Simply stated, global fixed income investors will likely need to be compensated with better potential total return entry points if they want to outperform baseline inflation numbers.

Given this economic backdrop, and relatively tight corporate bond spreads, we avoided materially increasing our allocations to high yield, long duration corporate bonds, and municipals.

During 4Q17, Bramshill made very few adjustments to the portfolio positioning which could be summarized in four main allocations. The Bramshill Fund’s largest allocation continued to be fixed to float preferreds with short call dates within the next 1 to 3 years, and floating at LIBOR +350 to 450 spread. These positions constituted approximately 55% of the portfolio and this allocation currently yielded approximately 200 basis points over the prevailing inflation rate.

This allocation was designed to not be correlated to moves in interest rates, and we anticipated it would perform well if inflation increased.  Bramshill marginally increased its allocation to TBT, an inverse interest rate ETF. The remaining balance of the Bramshill portfolio, excluding a small 1-year Treasury position, was allocated across various higher-yielding securities such as loan and high yield closed end funds as well as a few longer duration preferreds which were priced attractively.

1st Quarter 2018
The Bramshill Income Performance Strategy produced a total return of -.24% in 1Q18. All liquid markets experienced significant volatility in the 1Q18.   Considering the 10-year US Treasury yield traded in a +50bp range and the S&P 500 suffered a 10% drawdown peak to trough, the Bramshill Income Performance Fund portfolio held up fairly well in the quarter.  Using the Bloomberg Barclays Indexes, for 1Q18, the Long U.S. Treasury Index was down -3.36%, the U.S. Aggregate Index was down -1.46%, the Long U.S. Corporate Index was down -4.05% and the U.S. High Yield Index was down -0.86%.   For the past year, the Bramshill investment team high-lighted interest rate risk as the biggest threat to principal loss.   A hallmark of 1Q18 was that higher yields were a catalyst for negative returns in most risk markets.  Additionally, US Treasuries did not act as a safe haven during this period as yields remained elevated even in times of the greatest volatility in the equity market.  During the quarter, Bramshill  maintained its defensive position of the past year and made very few asset allocation changes to the portfolio.   Bramshill’s largest allocation remained in fixed to float preferred securities at approximately 50% of the portfolio. These securities exhibited little interest rate sensitivity and maintain attractive yields.  In other sectors, Bramshill allocated minimally to municipals at approximately 1.5% in the form of one closed end fund.  Investment grade corporate bond exposure also remained low as investors are not being paid for the duration risk in this market.  Hence, the majority of our corporate exposure is allocated to closed end floating-rate senior loan funds which are attractive from both a yield and discount to NAV basis. Overall our portfolio duration decreased to approximately 0.1 years, our shortest duration since inception. Bramshill is closely monitoring inflation measures as the economy is strong and pushes toward full unemployment status.

There will likely be a large opportunity in the coming weeks and months as there are likely redemptions and reallocations which will take place in the US credit markets.  As in the past, we believe are well positioned to take advantage of these opportunities.  The Investment team has a bullpen now that consists of over 75 securities.  We are excited by these opportunities as we are likely to be able to increase the yield on our portfolio judiciously in the months ahead.

Disclosure Information
This annual investor letter is provided by Bramshill Investments, LLC (“Bramshill” or the “Firm”), a federally registered investment adviser, for informational purposes only and is intended for the sole use and reference of the recipient(s) to whom it is being sent. This commentary may not be suitable for all investors and contains forward-looking statements, which may not come to pass. No statement contained herein is to be construed as a solicitation or offer to buy or sell a security, or the provision of personalized investment, tax or legal advice. Past performance does not guarantee future results, as there can be no assurance that Bramshill will be able to achieve returns similar to those depicted herein. The historical investments cited above are included for illustrative purposes only and the Firm does not represent that any such investment decisions proved profitable. A complete list of all securities recommendations for the prior 12-month period is available upon written request. Investing involves risk, including the potential loss of principal, and returns may be adversely impacted by unforeseen changes in market and/or economic conditions. Any reference to a market index is included for comparative purposes only, as indices are not securities in which an investment can be made. Indices are unmanaged vehicles that serve as market or sector indicators and do not account for management fees or transactional costs generally associated with managed accounts and/or investable products. The Firm does not represent that any stated index is an appropriate benchmark, as the volatility and composition of such may differ materially from the accounts managed pursuant to the Strategy.

This commentary is provided by Bramshill Investments, LLC for informational purposes only and is intended for the use of shareholders of the Bramshill Income Performance Fund (the “Fund”).

Past performance may not be indicative of future results and there can be no assurance that the Fund will achieve returns comparable to those which it has historically. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance as of the most recent quarter- and month-end may be lower or higher than the performance quoted and can be obtained by visiting our website at www.bramshillfunds.com.

Mutual fund investing involves risk, including the potential loss of principal. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Closed-End Funds and ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. In addition, the Fund may incur higher expenses than if the Fund did not invest in these types of securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Current and future portfolio holdings are subject to risk.

“Duration” measures the sensitivity of a fixed-income investment’s price to changes in interest rates.

Basis point or “bp” refers to 1/100th of 1%, or .01%.

(LIBOR) is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for Intercontinental Exchange London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world. LIBOR is administered by the ICE Benchmark Administration (IBA) and is based on five currencies: the U.S. dollar (USD), euro (EUR), pound sterling (GBP), Japanese yen (JPY), and Swiss franc (CHF). The LIBOR serves seven different maturities: overnight, one week, and 1, 2, 3, 6 and 12 months. There are a total of 35 different LIBOR rates each business day. The most commonly quoted rate is the three-month U.S. dollar rate (usually referred to as the “current LIBOR rate”).

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Bloomberg Barclays US Municipal Index covers the USD denominated long term tax exempt bond market.

The Standard & Poor’s 500 (the “S&P 500”) is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ exchanges.

The Barclays Capital Long U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital Long U.S. Corporate Index includes dollar-denominated debt from U.S. and non-U.S. industrial, utility, and financial institutions issuers with a duration of 10+ years.

The Bloomberg/Barclays Capital U.S. Aggregate Index is intended to serve as a comparative indicator of the overall performance relative to the U.S. dollar denominated investment grade fixed rate taxable bond market. The index currently includes U.S. Treasuries, government related securities, corporate bonds, agency mortgage-backed pass-throughs, consumer asset-based securities, and commercial mortgage-backed securities.

ICE BofAML Perpetual Preferred Securities Index is a subset of ICE BofAML Fixed Rate Preferred Securities Index including all perpetual securities.

It is not possible to invest directly in an index. Indexes are not securities in which direct investments can be made and they do not account for the fees and expenses generally associated with investable products.

Bramshill Investments, LLC is the investment adviser to the Fund. The Fund is distributed by Quasar Distributors, LLC.

Bramshill Income Performance Fund
PERFORMANCE SUMMARY
March 31, 2018 (Unaudited)

Comparison of a Hypothetical $250,000 Investment in
the Bramshill Income Performance Fund - Institutional Class
and Bloomberg Barclays U.S. Aggregate Bond Index

Investment Returns
For the year ended March 31, 2018
	One Year	Since Inception
Bramshill Income Performance Fund
Institutional Class *	-0.85%	3.85%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.26%

* Inception date on April 11, 2016.

Bramshill Income Performance Fund
EXPENSE EXAMPLE
March 31, 2018 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)

Institutional Class
Actual Fund Return	$ 1,000.00	$ 986.10	$ 5.45
Hypothetical 5% Return	1,000.00	1,019.45	5.54

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bramshill Income Performance Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
March 31, 2018 (Unaudited)

Bramshill Income Performance Fund
SCHEDULE OF INVESTMENTS
March 31, 2018

Principal
Amount		Value
	CORPORATE BONDS ― 42.3%
	BANKS ― 3.4%
	CIT Group, Inc.
$3,791,000	5.800% (effective 6/15/2022, 3 month U.S. LIBOR +3.972%) (2), 6/15/2022 (3)	$3,800,478
	Wells Fargo & Co.
2,648,000	5.895% (3 month U.S. LIBOR +3.770%) (1), 6/15/2018 (3)	2,689,282
		6,489,760
	DIVERSIFIED BANKING INSTITUTIONAL ― 20.2%
	Bank of America Corp.
615,000	5.875% (effective 3/15/2028, 3 month U.S. LIBOR +2.931%) (2), 3/15/2028 (3)	619,648
2,702,000	8.125% (effective 5/15/2018, 3 month U.S. LIBOR +3.640%) (2), 5/15/2018 (3)	2,716,186
6,337,000	5.397% (3 month U.S. LIBOR +3.630%) (1), 4/30/2018 (3)	6,344,921
	Citigroup, Inc.
2,378,000	5.800% (effective 11/15/2019, 3 month U.S. LIBOR +4.093%) (2), 11/15/2019 (3)	2,463,466
6,559,000	5.875% (effective 3/27/2020, 3 month U.S. LIBOR +4.059%) (2), 3/27/2020 (3)	6,780,366
	JPMorgan Chase & Co.
4,801,000	5.300% (effective 5/1/2020, 3 month U.S. LIBOR +3.800%) (2), 5/1/2020 (3)	4,942,629
12,594,000	7.900% (effective 4/30/2018, 3 month U.S. LIBOR +3.470%) (2), 4/30/2018 (3)	12,673,972
2,130,000	5.000% (effective 7/1/2019, 3 month U.S. LIBOR +3.320%) (2), 7/1/2019 (3)	2,151,620
		38,692,808
	ENERGY ― 0.7%
	Andeavor Logistics LP
1,365,000	6.875% (effective 2/15/2023, 3 month U.S. LIBOR +4.652%) (2), 2/15/2023 (3)	1,373,872

	FINANCE - CREDIT CARD ― 4.3%
	American Express Co.
4,311,000	5.200% (effective 11/15/2019, 3 month U.S. LIBOR +3.428%) (2), 11/15/2019 (3)	4,381,054
3,836,000	4.900% (effective 3/15/2020, 3 month U.S. LIBOR +3.285%) (2), 3/15/2020 (3)	3,859,975
		8,241,029
	FINANCE - INVESTMENT BANKER/BROKER ― 6.9%
	Goldman Sachs Group, Inc.
8,783,000	5.375% (effective 5/10/2020, 3 month U.S. LIBOR +3.922%) (2), 5/10/2020 (3)	9,027,431
	Morgan Stanley
1,907,000	5.450% (effective 7/15/2019, 3 month U.S. LIBOR +3.610%) (2), 7/15/2019 (3)	1,943,748
2,116,000	5.550% (effective 7/15/2020, 3 month U.S. LIBOR +3.810%) (2), 7/15/2020 (3)	2,184,283
		13,155,462
	FINANCE - PRIVATE EQUITY ― 1.5%
	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
2,795,000	6.000%, 8/1/2020	2,852,647

	INSURANCE ― 4.1%
	Hartford Financial Services Group, Inc. (The)
4,814,000	8.125% (effective 6/15/2018, 3 month U.S. LIBOR +4.603%) (2), 6/15/2068	4,874,175
	MetLife, Inc.
2,846,000	5.250% (effective 6/15/2020, 3 month U.S. LIBOR +3.575%) (2), 6/15/2020 (3)	2,916,410
		7,790,585
	The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
SCHEDULE OF INVESTMENTS
March 31, 2018 (Continued)

Principal
Amount		Value
	REAL ESTATE INVESTMENT TRUST ― 1.2%
	Starwood Property Trust, Inc.
$2,266,000	4.375%, 4/1/2023 (4)	$2,288,660

	TOTAL CORPORATE BONDS
	(Cost $82,121,516)	80,884,823

	U.S. GOVERNMENT NOTE ― 10.0%
	United States Treasury Note
19,302,000	1.000%, 8/15/2018	19,241,681

	TOTAL U.S. GOVERNMENT NOTE
	(Cost $19,253,582)	19,241,681

Number of
Shares		Value
	CLOSED-END FUNDS ― 12.4%
88,864	BlackRock Corporate High Yield Fund, Inc.	941,070
1,070,345	Invesco Senior Income Trust	4,709,518
1,457,813	Nuveen Credit Strategies Income Fund	11,575,035
243,359	Nuveen Quality Municipal Income Fund	3,197,737
694,018	Western Asset High Income Opportunity Fund, Inc.	3,338,227

	TOTAL CLOSED-END FUNDS
	(Cost $25,294,890)	23,761,587

	EXCHANGE TRADED FUNDS ― 9.3%
489,297	ProShares UltraShort 20+ Year Treasury (6)	17,746,802

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $17,838,883)	17,746,802

	PREFERRED STOCKS ― 23.8%
	BANKS ― 3.6%
	GMAC Capital Trust I
76,713	7.624% (3 month U.S. LIBOR +5.785%) (1), 2/15/2040	1,993,004
	Valley National Bancorp
187,672	5.500% (effective 9/30/2022, 3 month U.S. LIBOR +3.578%) (2), 9/30/2022 (3)	4,845,691
		6,838,695
	DIVERSIFIED BANKING INSTITUTIONAL ― 2.1%
	Citigroup Capital XIII
147,477	8.137% (3 month U.S. LIBOR +6.370%) (1), 10/30/2040	4,009,900

	INSURANCE ― 0.1%
	Hartford Financial Services Group, Inc. (The)
10,933	7.875% (effective 4/15/2022, 3 month U.S. LIBOR +5.596%) (2), 4/15/2042	320,883

	The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
SCHEDULE OF INVESTMENTS
March 31, 2018 (Continued)

Number of
Shares		Value
	INVESTMENT MANAGEMENT/ADVISOR SERVICES ― 2.9%
	Ares Management LP
210,405	7.000%, 6/30/2021 (3)	$5,497,883

	OIL & GAS ― 7.8%
	Anadarko Petroleum Corp.
59,311	7.500%, 6/7/2018 (4)	1,767,468
	Hess Corp.
121,993	8.000%, 2/1/2019 (4)	7,265,903
	WPX Energy, Inc.
94,103	6.250%, 7/31/2018 (4)	5,907,786
		14,941,157
	PIPELINES ― 1.9%
	Kinder Morgan, Inc. DE
120,282	9.750%, 10/26/2018 (4) (6)	3,739,567

	REAL ESTATE INVESTMENT TRUSTS ― 4.7%
	Annaly Capital Management, Inc.
120,184	6.950% (effective 9/30/2022, 3 month U.S. LIBOR +4.993%) (2), 9/30/2022 (3)	3,046,664
	Digital Realty Trust, Inc.
116,752	7.375%, 3/26/2019 (3)	3,069,410
	Two Harbors Investment Corp.
114,313	7.625% (effective 7/27/2027, 3 month U.S. LIBOR +5.352%) (2), 7/27/2027 (3)	2,879,545
		8,995,619
	UTILITIES ― 0.7%
	Entergy Arkansas, Inc.
54,018	4.900%, 12/1/2052	1,312,367

	TOTAL PREFERRED STOCKS
	(Cost $45,646,318)	45,656,071

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING ― 9.8%
	MONEY MARKET FUNDS ― 9.8%
18,853,750	First American Government Obligations Fund - Class Z, 1.51% (5)	18,853,750

	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
	(Cost $18,853,750)	18,853,750

	TOTAL INVESTMENTS ― 107.6%
	(Cost $209,008,939)	206,144,714
	Liabilities in Excess of Other Assets ― (7.6)%	(14,649,286)
	TOTAL NET ASSETS ― 100.0%	$191,495,428

Percentages are stated as a percent of net assets.

(1) Variable Rate security. Rates disclosed as of March 31, 2018.
(2) Fixed to floating rate. Effective date of change and formula disclosed.
(3) Perpetual Bond or preferred stock with no stated maturity date. Date provided is next call date.
(4) Convertible.
(5) Seven-day yield as of March 31, 2018.
(6) All or a portion of this security is on loan. See Note 8.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
SCHEDULE OF INVESTMENTS
March 31, 2018

FUTURES CONTRACTS
Description	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	(10)	June 2018	(1,466,250)	(17,521)
				$(17,521)

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018

Assets:
Investments in securities at value (cost $209,008,939)*	$206,144,714
Cash	995,959
Deposits with brokers for futures contracts	989,979
Receivables:
Investment securities sold	1,873,276
Fund shares sold	184,503
Dividends and interest	1,515,430
Return of capital	112,138
Securities lending income	22,629
Prepaid expenses	9,170
Total assets	211,847,798

Liabilities:
Payables:
Investment securities purchased	175,944
Fund shares redeemed	1,028,160
Collateral on securities loaned	18,853,750
Distributions to shareholders	45,154
Due to Investment Adviser	140,418
Variation margin	7,500
Accrued other expenses and other liabilities	101,444
Total liabilities	20,352,370

Net Assets	$191,495,428

Components of Net Assets:
Paid-in capital	$200,727,262
Undistributed net investment income	527,144
Accumulated net realized loss on investments and futures contracts	(6,877,232)
Net unrealized appreciation/depreciation on:
Investments	(2,864,225)
Future contracts	(17,521)
Net Assets	$191,495,428

Shares Outstanding (unlimited number of shares authorized, no par value)	19,631,248

Net Asset Value, Redemption Price and Offering Price Per Share	$9.75

* Includes loaned securities with a market value of $18,338,282.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2018

Investment Income:
Dividend income	$5,474,536
Interest income	4,485,930
Income from securities lending	22,629
Total investment income	9,983,095

Expenses:
Advisory fees (Note 3)	1,813,707
Service fees	191,367
Administration and fund accounting fees	179,088
Transfer agent fees and expenses	60,092
Registration fees	38,640
Custody fees	27,373
Audit fees	19,998
Legal fees	15,625
Shareholder reporting fees	15,253
Compliance fees	12,871
Trustees' fees	11,680
Miscellaneous expenses	6,939
Insurance expenses	3,745
Interest expense	1,162
Total expenses	2,397,540
Less: Expenses waived by the Adviser	(49,227)
Net expenses	2,348,313
Net investment income	7,634,782

Realized and Unrealized Loss on Investments
Net realized loss on:
Investments	(5,938,923)
Net change in unrealized appreciation/(depreciation) on:
Investments	(3,154,303)
Future contracts	(17,521)
Net realized and unrealized loss on investments	(9,110,747)

Net decrease in Net Assets Resulting from Operations	$(1,475,965)

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the Year	April 11, 2016*
	Ended	through
	March 31, 2018	March 31, 2017
Operations:
Net investment income	$7,634,782	$1,630,028
Net realized gain (loss) on investments	(5,938,923)	1,372,005
Net change in unrealized appreciation/(depreciation) on investments and future contracts	(3,171,824)	290,078
Net increase (decrease) in net assets resulting from operations	(1,475,965)	3,292,111

Distributions to shareholders:
Net investment income	(7,767,861)	(1,632,982)
Net realized gains	(1,224,752)	(422,385)
Total distributions to shareholders	(8,992,613)	(2,055,367)

Capital Transactions:
Proceeds from shares sold	175,759,621	156,777,660
Reinvestment of distributions	7,780,969	1,555,986
Cost of shares repurchased	(122,201,032)	(18,945,942)
Net increase in net assets from capital transactions	61,339,558	139,387,704
Total Increase in Net Assets	50,870,980	140,624,448

Net Assets:
Beginning of period	140,624,448	-
End of period	$191,495,428	$140,624,448
Undistributed net investment income	$527,144	$101,976

Capital Share Transactions:
Shares sold	17,411,680	15,431,825
Shares reinvested	780,417	154,880
Shares repurchased	(12,288,373)	(1,859,181)
Net increase in shares outstanding	5,903,724	13,727,524

* Inception date

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period presented
			For the Period
	For the Year		April 11, 2016*
	Ended		through
	March 31, 2018		March 31, 2017
Net Asset Value, Beginning of Period	$10.24		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.35		0.22
Net realized and unrealized gain (loss) on investments	(0.43)		0.24
Total Income (loss) from Investment Operations	(0.08)		0.46

LESS DISTRIBUTIONS:
Net investment income	(0.36)		(0.17)
Net realized gain on investments	(0.05)		(0.05)
Total Distributions	(0.41)		(0.22)

Net Asset Value, End of Period	$9.75		$10.24

Total Return	(0.85%)	(4)	4.63%	(2)(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$191,495		$140,624
Ratio of expenses to average net assets
Before fees waived by the Adviser	1.12%		1.26%	(3)
After fees waived by the Adviser	1.10%		1.10%	(3)
Ratio of net investment income to average net assets
Before fees waived by the Adviser	3.55%		2.05%	(3)
After fees waived by the Adviser	3.57%		2.20%	(3)
Portfolio turnover rate	130%		243%	(2)

*	Inception date.
(1)	Per share amounts have been calculated using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018

Note 1 – Organization

Bramshill Income Performance Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  Bramshill Investments, LLC (the “Adviser”) serves as the investment manager to the Fund.  The inception date of the Fund was April 11, 2016.  The investment objective of the Fund is to maximize total return.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.  The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -
 quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

Level 2 -
 observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$-	$80,884,823	$-	$80,884,823
U.S. Government Note	19,241,681	-	-	19,241,681
Closed-End Funds	23,761,587	-	-	23,761,587
Exchange Traded Funds	17,746,802	-	-	17,746,802
Preferred Stocks	45,656,071	-	-	45,656,071
Investments Purchased with Proceeds from Securities Lending	18,853,750	-	-	18,853,750
Total	$125,259,891	$80,884,823	$-	$206,144,714

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Future Contracts	$(17,521)	$-	$-	$(17,521)
Total	$(17,521)	$-	$-	$(17,521)

* Future Contracts are valued at the unrealized appreciation (depreciation) of the instrument.

See the Schedule of Investments for further detail of investment classifications.

(b) Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities.  As of and during the year ended March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. As of March 31, 2018, the tax period ended March 31, 2017 remains subject to examination. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(d) Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of March 31, 2018, the Fund did not hold any restricted securities.

(e) Cash – Concentration in Uninsured Cash – For cash management purposes the Fund may concentrate cash with the Fund’s custodian.  This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.  As of March 31, 2018, the Fund held $745,959 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”) and $739,979 as deposits with broker at Wells Fargo Securities, LLC that exceeded the FDIC insurance limit.

(f)  Restricted Cash – Deposits with Broker – At March 31, 2018, the Fund had $989,979 deposited at Wells Fargo Securities, LLC for collateral on open futures positions as reflected on the Statement of Assets and Liabilities.

(g) Futures contracts – The Fund invests in futures to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. Some over-the-counter derivative instruments may expose the Fund to the credit risk of its counterparty and may be more volatile than those of other instruments. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  The Fund started investing in futures on March 26, 2018, and held 10 futures contracts as of March 31, 2018.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

Derivative Investment Holdings Categorized by Risk Exposure — The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of March 31, 2018:

Statement of Assets and Liabilities Location
Liabilities
Risk Exposure Category	Unrealized Depreciation on Futures (1)
Interest rate	$ (17,521)
Total	$ (17,521)

(1) Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments.

The following table sets forth the Fund’s unrealized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the period ended March 31, 2018:

Change in Unrealized Gain / (Loss) on Derivatives
Risk Exposure Category	Future Contracts
Interest rate	$ (17,521)
Total	$ (17,521)

The Fund is subject to a Master Netting Arrangement, which governs the terms of certain transactions with its counterparties. The Master Netting Arrangement allows the Fund to close out and net its total exposure to the counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangement also specifies collateral posting arrangements at pre-arranged exposure levels.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2018:

				Gross Amounts not offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Offsetting Derivative Position/ Financial Instruments	Cash Collateral Pledged (Received)(1)	Net Amount
Assets:
Securities Lending	$18,338,282	$-	$18,338,282	$-	$(18,338,282)	$-

Liabilities:
Futures Contracts (2)
Wells Fargo Securities, LLC	$(17,521)	$-	$(17,521)	$-	$17,521	$-

(1)	Any over-collateralization of total financial instruments or cash is not shown.
(2)	Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments.

(h) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered.  Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.85%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 1.10% of average daily net assets for Institutional Class shares, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Fund incurred $1,813,707 for Advisory fees during the year ended March 31, 2018.
The Adviser is permitted to recapture amounts waived and/or reimbursed to a Fund within three years if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

At March 31, 2018, the amounts reimbursed by the Adviser and subject to potential recapture by year were as follows:

Year waived/reimbursed	Amount	Expiration
2017	$115,120	March 31, 2020
2018	49,227	March 31, 2021
	$164,347

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund’s administrator, fund accountant, transfer agent and Chief Compliance Officer.  U.S. Bank serves as the Fund’s custodian. Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund’s distributor and principal underwriter.  For the year ended March 31, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agent, custody fees and Chief Compliance Officer:

Administration & fund accounting	$ 179,088
Custody	$ 27,373
Transfer Agency	$ 60,092
Chief Compliance Officer	$ 12,871

At March 31, 2018, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agent fees and to U.S. Bank for custody fees in the following amounts:

Administration & fund accounting	$ 29,772
Custody	$ 4,861
Transfer Agency	$ 10,593
Chief Compliance Officer	$ 2,030

The Independent Trustees were paid $11,680 for their services and reimbursement of travel expenses during the year ended March 31, 2018. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

Note 4 – Investment Transactions

Purchases and sales of investment securities (excluding in-kind transactions, short-term securities and U.S. government obligations) for the year ended March 31, 2018, were as follows:

Purchases	$328,765,407
Sales	$232,020,449

Purchases and sales of investment securities for in-kind transactions for the year ended March 31, 2018, were as follows:

Purchases	$1,528,070
Sales	$-

Note 5 – Federal Income Tax Information

At March 31, 2018, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$210,531,608
Gross Unrealized Appreciation	1,691,218
Gross Unrealized Deprecieation	(6,078,110)
Net Unrealized Depreciation on Investments	$(4,386,892)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

At March 31, 2018, the Fund had no capital loss carryforwards.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The following reclassifications were the result of book to tax differences resulting from income earned and distributions received from partnerships and have no impact on the net assets of the Fund.  For the year ended March 31, 2018, permanent differences in book and tax accounting have been reclassified to capital, undistributed net investment income and accumulated realized gain as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$ 558,247	$ (558,247)	$ -

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

The tax character of distributions paid during the fiscal years ended March 31, 2018 and March 31, 2017 was as follows:

Distributions Paid From:	Year Ended March 31, 2018	Year Ended March 31, 2017
Ordinary Income	$8,959,565	$2,055,367
Long Term Capital Gain	33,048	-
Total Distributions Paid	$8,992,613	$2,055,367

As of March 31, 2018, the components of accumulated earnings were as follows:
Undistributed Ordinary Income	$527,144
Undistributed Long-term Capital Gains	-
Accumulated Earnings	524,144
Other accumulated gain/(loss)	(5,372,086)
Unrealized Appreciation (Depreciation)	(4,386,892)
Total Accumulated Earnings (Deficit)	$(9,231,834)

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31.  In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year.  Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  At March 31, 2018, the following funds deferred, on a tax basis, late-year losses of $5,372,086.

Note 6 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

Note 7 – Line of Credit

The Fund has access to an $8 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.  Loan activity for the year ended March 31, 2018, was as follows:

Maximum Available Credit	$8,000,000
Largest Amount Outstanding on an Individual Day	8,000,000
Average Daily Loan Outstanding	4,650,000
Interest Expense – 2 days	1,162
Loan Outstanding as of March 31, 2018	-
Average Interest Rate	4.50%

Note 8 – Securities Lending

The Fund may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of the securities loaned.  The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Fund any accrued income while the securities are on loan.  The cash collateral received is invested in short-term instruments as reflected in the Schedule of Investments.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially.  As a result the Fund may lose money.

As of March 31, 2018, the Fund had securities on loan with a market value of $18,338,282 and collateral value of $18,853,750.  The fees and interest income earned through the securities lending program are reflected in the Statement of Operations.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

Note 9 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  Subsequent to the period end, the Fund has made the following distributions per share:

Record Date	Payable Date	Distributions
4/27/2018	4/30/2018	$ 0.04190

The Fund has determined that there were no other subsequent events that would need to be disclosed in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios

and the Shareholders of Bramshill Income Performance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Bramshill Income Performance Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2018, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 11, 2016 (commencement of operations) through March 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period April 11, 2016 through March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
May 30, 2018

Bramshill Income Performance Fund
ADDITIONAL INFORMATION
March 31, 2018 (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-877-BRAMS18 or on the EDGAR Database on the SEC’s website at  www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20.0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 32.03%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2018 was 31.73%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 13.30%.

Bramshill Income Performance Fund
TRUSTEES AND OFFICER INFORMATION

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously served as Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2013). Previously a Partner at DiMaio Ahmad Capital, an investment management firm	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013, Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC	1	None

Bramshill Income Performance Fund
TRUSTEES AND OFFICER INFORMATION (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present)

(1)   Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)   The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)   “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)   The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)   Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Bramshill Investments, LLC
411 Hackensack Avenue, 9th Floor
Hackensack, NJ 07601

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Bramshill Income Performance Fund
	FYE 03/31/2018	FYE 03/31/2017
Audit Fees	$17,500	$17,000
Audit-Related Fees	None	None
Tax Fees	$3,100	$3,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Bramshill Income Performance Fund
	FYE 03/31/2018	FYE 03/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Bramshill Income Performance Fund
Non-Audit Related Fees	FYE 03/31/2018	FYE 03/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date  June 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date  June 4, 2018

By  /s/ Russel B. Simon
                  Russell B. Simon, Treasurer

Date  June 4, 2018